                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                CURRENT REPORT


Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 1995

                           QUAKER STATE CORPORATION
            (exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


        1-2677                                        25-0742820
        ------                                        ----------
(Commission File Number)                   (IRS Employer Identification Number)

                      255 Elm Street, Oil City, PA 16301
                   (Address of Principal Executive Offices)


Registrant's Telephone Number, including area code: 814/676-7676

                  QUAKER STATE CORPORATION AND SUBSIDIARIES

Item 2.  Acquisition or Disposition of Assets.


         On July 26, 1995, Quaker State signed a Definitive Agreement to sell most of the assets of its Natural Gas Exploration and Production Division to Belden & Blake Corporation of Canton, Ohio for a purchase price of approximately $56,000,000, subject to certain adjustments. The purchase price was determined in arm's length negotiations. This transaction was completed on August 9, 1995, with net proceeds of $49,500,000 paid in cash at the time of closing after estimation of certain adjustments. The sale included interests in approximately 1,460 producing oil and gas wells, approximately 250,000 acres of leasehold interests, approximately 250 miles of gas gathering lines, royalty interests and gas storage rights and various inventories, equipment and rolling stock used in oil and gas production activities. The assets sold are located in the states of New York, Ohio, Pennsylvania and West Virginia. Final adjustments to the purchase price are to be determined within six months of the closing date. There is no material relationship between Quaker State and Belden & Blake Corporation, other than purchases by Quaker State of crude oil in the ordinary course of business.

         Quaker State has either sold or is negotiating the sale, in several transactions, of the remaining assets of the Natural Gas Exploration and Production Division, consisting of a pipeline and timber rights. The estimated net selling price is $19,400,000.


Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements - not applicable

(b) Pro Forma Financial Information

         (1) Pro Forma Consolidated Statement of Operations of Quaker
         State Corporation and Subsidiaries for the fiscal year ending December 31, 1994.


         No Pro Forma Consolidated Statement of Operations of Quaker
         State Corporation and Subsidiaries for the six-month period ending June 30, 1995 is included in this current report on Form 8-K because the operations of the Natural Gas Exploration and Production Division were accounted for as discontinued operations in the financial statements included in Quaker State's quarterly report on Form 10-Q for the quarter ended June 30, 1995.

         Pro Forma Consolidated Balance Sheet for Quaker State
         Corporation and Subsidiaries as of June 30, 1995.

         The pro forma financial statements provided do not include Quaker State's acquisition of Slick 50, Inc. on July 11, 1995. Pro Forma financial statements including this acquisition will be provided no later than September 25, 1995 in a subsequent filing.

(c)  Exhibits:

     2(a)  Asset Purchase Agreement dated July 26, 1995 among
           Quaker State Corporation, QSE&P, Inc. and Belden & Blake Corporation, filed as Exhibit 2 to Form 10-Q for the quarter ending June 30, 1995 and incorporated herein by reference.

     2(b) List of Omitted Exhibits and Schedules to Asset Purchase Agreement dated July 26, 1995 among Quaker State Corporation, QSE&P, Inc. and Belden & Blake Corporation, filed herewith.

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 21, 1995                     QUAKER STATE CORPORATION
       ---------------                           (Registrant)


                                           BY:  /s/ HERBERT M. BAUM
                                                ----------------------------
                                                Herbert M. Baum
                                                Chairman and
                                                Chief Executive Officer

                        PRO FORMA FINANCIAL INFORMATION

         On August 9, 1995 Quaker State Corporation sold certain
Natural Gas Exploration and Production Division assets to Belden & Blake Corporation. Additionally, Quaker State Corporation has either sold or is currently negotiating the sale of the remaining assets of the Natural Gas Exploration & Production Division. The following pro forma financial statements should be read in conjunction with the historical financial statements and other financial information of Quaker State Corporation appearing in its 1994 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended June 30, 1995.

PRO FORMA CONSOLIDATED BALANCE SHEET

         The following unaudited Pro Forma Consolidated Balance Sheet of Quaker State Corporation and Subsidiaries at June 30, 1995 has been adjusted to give effect to the sales of Natural Gas Exploration & Production Division assets as though such sales had occurred on June 30, 1995.

                   QUAKER STATE CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1995

                                                                                           PRO FORMA
                                                            QUAKER STATE      LESS:       NATURAL GAS
                                                             CORPORATION   NATURAL GAS        E&P               PRO FORMA
                                                             AS REPORTED       E&P        ADJUSTMENTS          CONSOLIDATED
                                                             (UNAUDITED)   (UNAUDITED)    (UNAUDITED)          (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
  (In thousands, except per share data)
  ASSETS
  Current assets:
  Cash and cash equivalents                                   $ 11,648       $   -          $46,835   (a)        $ 58,483
  Accounts and notes receivable, less allowance of
      $3,049 at 6/30/95 and $2,185 at 12/31/94.                104,920                                            104,920
--------------------------------------------------------------------------------------------------------------------------
  Inventories
    Crude oil                                                    1,816                                              1,816
    Finished and in-process petroleum products                  45,533                                             45,533
    Other                                                       27,797                                             27,797
--------------------------------------------------------------------------------------------------------------------------
      Total inventories                                         75,146           -              -                  75,146
--------------------------------------------------------------------------------------------------------------------------
  Deferred income taxes                                          9,929                                              9,929
  Other current assets                                          11,637                                             11,637
  Discontinued operation assets                                 48,052        44,346                                3,706
--------------------------------------------------------------------------------------------------------------------------
      Total current assets                                     261,332        44,346         46,835               263,821
--------------------------------------------------------------------------------------------------------------------------
  Property, plant, and equipment, net of accumulated
    depreciation and depletion of $202,126 at 6/30/95
    and $190,986 at 12/31/94.                                  199,962                                            199,962
  Discontinued operation assets                                    -                                                  -
  Other assets                                                 170,401       (11,366)                             181,767
--------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                            $631,695       $32,980        $46,835              $645,550
==========================================================================================================================

  LIABILITIES
  Current liabilities:
  Accounts payable                                            $ 61,711       $   -          $   -                $ 61,711
  Accrued liabilities                                           66,363                                             66,363
  Installments on long term debt                                 3,314                                              3,314
--------------------------------------------------------------------------------------------------------------------------
      Total current liabilities                                131,388           -              -                 131,388
--------------------------------------------------------------------------------------------------------------------------
  Long term debt, less payable in one year                      68,471                                             68,471
  Other long term liabilities                                  183,456                                            183,456
--------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                        383,315           -              -                 383,315
--------------------------------------------------------------------------------------------------------------------------
  STOCKHOLDERS' EQUITY
  Capital stock, $1.00 par value; authorized shares
    95,000,000; issued shares, 31,513,968 at 6/30/95
    and 31,517,305 shares at 12/31/94                           31,514                                             31,514
  Treasury stock, at cost 49,786 shares at 6/30/95 and
    33,498 shares at 12/31/94                                     (690)                                              (690)
  Additional capital                                           120,757                                            120,757
  Retained earnings                                            100,354                       13,855   (a)         114,209
  Cumulative foreign currency translation adjustment              (488)                                              (488)
  Unearned compensation                                         (3,067)                                            (3,067)
--------------------------------------------------------------------------------------------------------------------------
    Total stockholders' equity                                 248,380           -           13,855               262,235
--------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $631,695       $   -          $13,855              $645,550
==========================================================================================================================

  SEE ACCOMPANYING NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
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                            QUAKER STATE CORPORATION
                NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                            (Dollars in thousands)


Adjustments to the Pro Forma Consolidated Balance Sheet as of June 30, 1995 in connection with the sale of the Quaker State Natural Gas Exploration & Production Division are presented below:

    (a) Information with regard to the sale of the assets is as follows:

                 Estimated sales price                                        $ 69,251
                 Estimated closing costs                                       ( 2,000)
                 Net book value of assets sold                                 (44,346)
                                                                              --------
                 Estimated book gain on the sale                                22,905

                 Income tax provision                                           (9,050)
                                                                              --------
                 Net gain from sale of assets                                 $ 13,855
                                                                              ========


          The pro forma adjustment to cash consists of the following:

                 Estimated sales price                                        $ 69,251
                 Estimated closing costs                                        (2,000)
                 Taxes paid on gain                                            (20,416)
                                                                              --------
                                                                              $ 46,835
                                                                              ========

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                        PRO FORMA FINANCIAL INFORMATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

         The following unaudited Pro Forma Consolidated Statement of Operations of Quaker State Corporation and Subsidiaries for the year ended December 31, 1994 presents the pro forma results of Quaker State Corporation as though such sales had occurred on January 1, 1994. The pro forma Quaker State Corporation column for the year ended December 31, 1994 represents pro forma information disclosed in Note 2 of the 1994 Quaker State Corporation Annual Report.

         Quaker State Exploration and Production Division was classified as a discontinued operation at June 30, 1995 and as a result, the Consolidated Statement of Operations filed in Quaker State's second quarter 1995 10-Q presents the Natural Gas E&P segment as a discontinued operation.

                   QUAKER STATE CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1994
                     (In Thousands, Except Per Share Data)

                                                                                               PRO FORMA
                                                                    PRO FORMA       LESS:      NATURAL GAS
                                                                  QUAKER STATE   NATURAL GAS       E&P               PRO FORMA
                                                                   CORPORATION       E&P       ADJUSTMENTS          CONSOLIDATED
                                                                   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)           (UNAUDITED)
                                                                   --------------------------------------------------------------
 REVENUES
 Sales and operating revenues                                       $  996,393      $27,284          $4,625   (a)        $973,734
 Other, net                                                             10,678        2,467             -                   8,211
                                                                    -------------------------------------------------------------
     Total                                                          $1,007,071      $29,751          $4,625              $981,945
                                                                    -------------------------------------------------------------
 COSTS AND EXPENSES
 Cost of sales and operating costs                                     701,684       10,144           4,625   (a)        $696,165
 Selling, general and administrative                                   233,491        3,806             312   (b)         229,997
 Depreciation, depletion and amortization                               38,254       10,414             -                  27,840
 Interest                                                                6,708          -               -                   6,708
                                                                    -------------------------------------------------------------
     Total                                                             980,137       24,364           4,937               960,710
                                                                    -------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES           26,934        5,387             (312)              21,235
PROVISION FOR INCOME TAXES                                              9,902          883             -                   9,019
                                                                    ------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                      17,032        4,504             (312)              12,216
                                                                    ============================================================
 PER SHARE:
 Income from continuing operations                                  $    0.54                                           $   0.39
                                                                    ============================================================
 Weighted average shares outstanding                                   31,475                                             31,475
                                                                    ============================================================

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                            QUAKER STATE CORPORATION
           NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                            (Dollars in thousands)


The adjustments to the Pro Forma Consolidated Statement of Operations for the twelve month period ended December 31, 1994 in connection with the sales of the Quaker State Natural Gas Exploration & Production Division assets is presented below. The Pro Forma Quaker State Corporation column for the year ended December 31, 1994 represents pro forma information disclosed in Note 2 of the 1994 Quaker State Corporation Annual Report.

         (a) Represents the elimination of interdivisional sales from the Natural Gas E&P Division to Quaker State.

         (b) Represents the elimination of interdivisional management fee charged to the Natural Gas E&P Division.

                            QUAKER STATE CORPORATION
                                  EXHIBIT LIST


        The following Exhibits are required to be filed with this current report on Form 8-K.


EXHIBIT NO. AND DOCUMENT

2(a)    Asset Purchase Agreement dated July 26, 1995 among Quaker
        State Corporation, QSE&P, Inc., and Belden & Blake Corporation, filed as Exhibit 2 to Form 10-Q for the quarter ending June 30, 1995 and incorporated herein by reference.

2(b) List of Omitted Exhibits and Schedules to Asset Purchase Agreement dated July 26, 1995 among Quaker State Corporation, QSE&P, Inc. and Belden & Blake Corporation, filed herewith.